FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2026
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Managed Distribution Policy

Adams Diversified Equity Fund, Inc. (the “Fund”) employs a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
U.S. equities posted a double-digit advance in the first half of 2026 despite persistent concerns about geopolitics, stubborn inflation, and elevated interest rates. Continued strength in semiconductor stocks and those exposed to artificial intelligence (AI), strong corporate earnings, and resilient economic activity propelled the S&P 500 Index to a second quarter return of 15.2% and a 10.2% year-to-date advance. While these dynamics led to volatile day-to-day fluctuations, markets proved resilient and the broader uptrend remained intact. In
“Our Fund posted a 10.8% return on net asset value, outperforming the S&P 500’s 10.2% advance during the first half of the year.”

the end, the market rewarded fundamentals more than the flood of news stories, and companies delivering strong earnings and cash flow growth led the way.
The Information Technology (IT) sector continued to drive the benchmark’s gains. Semiconductor and related hardware stocks were the strongest performers as investors rewarded the companies most directly tied to AI-related spending. The first half of 2026 also saw signs of a meaningful broadening as cyclical and value-oriented sectors showed periods of relative strength, supported by higher commodity prices and rising interest rates. Value stocks outperformed growth across the period, while small- and mid-capitalization names broadly outpaced their larger-cap peers.
Following a March pullback driven by the conflict in Iran, the AI trade fueled a sharp second quarter rebound. Improving earnings, margins, and revisions across more cyclical areas—particularly Industrials—also bolstered performance. Financials and some consumer-oriented areas of the market, especially the Consumer Discretionary sector, lagged.
Investors navigated an evolving macro backdrop, including a recalibration of the interest rate outlook fueled by new leadership at the Federal Reserve (Fed), resilient economic data, and uneven inflation signals. At the start of the year, the Fed and market participants broadly expected interest rate cuts. Those forecasts were gradually scaled back and replaced with the possibility of a more prolonged or restrictive policy stance.
Our Fund posted a 10.8% return on net asset value, outperforming the S&P 500’s 10.2% advance during the first half of the year. In the second quarter, the Fund returned 16.4% versus the S&P 500’s return of 15.2%. Stock selection in Health Care and Industrials drove the Fund’s year-to-date outperformance.
The Fund’s Health Care holdings advanced 11.6% for the six-month period, while the sector was up 3.5% in the S&P 500. The strong performance year-to-date was driven by a recovery across our managed care holdings and persistent strength in our pharmaceutical positions. In particular, managed care insurer

Letter to Shareholders (continued)

Centene Corporation, which we added in the first quarter, and Merck & Co were key contributors. Shares of both companies advanced on strong earnings results and improved outlooks, with Centene supported by improving margins and Merck benefiting from continued pharmaceutical demand.
Our exposure to the data center growth and power demand trends through our positions in GE Vernova and Vertiv Holdings helped drive the Fund’s 26.2% return in the Industrials sector, which beat the benchmark by nearly 5%. Both companies advanced sharply on strong demand tied to AI-related investment, which drove robust order growth, earnings momentum, and increased confidence in future demand. Additionally, performance in the Industrials sector was buoyed by improving economic conditions that benefitted our exposure to cyclical transportation stocks, including CSX Corporation and FedEx.
Consumer stocks demonstrated significant earnings and stock volatility with both the Consumer Discretionary and Consumer Staples sectors weighing on relative performance. Amid concerns about demand sensitivity and pressure on consumers, these sectors lacked the capital investment tailwinds and “beat-and-raise” earnings momentum dynamic tied to the market leaders. Moreover, inflationary pressures driven by food and gas prices reduced near-term margin expectations.
Our Consumer Discretionary holdings returned -3.3%, trailing the Index’s -1.1% return. At the stock level, holdings such as ride-sharing platform Uber Technologies and cosmetics retail chain Ulta Beauty faced more muted earnings growth and mixed outlooks, with results and guidance falling short of expectations. The same was true for Consumer Staples holdings PepsiCo and discount retail chain Dollar General, as our holdings’ 4.1% gain trailed the Index’s 8.0% return.
For the six months ended June 30, 2026, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 10.8%. This compares to a 10.2% total return for the S&P 500 and a 9.5% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 13.9%.
For the twelve months ended June 30, 2026, the Fund’s total return on NAV was 22.2%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 22.3% and 20.2%, respectively. The Fund’s total return on market price was 27.4%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $117.0 million, or $.95 per share. On July 16, 2026, an additional distribution of  $.50 per share was declared for payment on August 28, 2026.

Letter to Shareholders (continued)

As we look ahead to the rest of 2026 and beyond, our approach remains unchanged. Amid ongoing uncertainty and shifting market conditions, we remain focused on underlying fundamentals, maintaining a disciplined investment process, and—perhaps most importantly—managing risk. We continue to be mindful of the range of macroeconomic and geopolitical considerations facing markets. However, we also recognize that near-term developments can drive bouts of volatility without necessarily altering the market’s broader trajectory.
We saw this in the first half of this year, which reinforced the importance of consistency and selectivity. Whatever the future holds, we will continue to “stick to our knitting,” emphasizing companies with strong execution, durable earnings growth, and identifiable sources of long-term value creation, while remaining measured in how we take risk and position portfolios in an evolving environment.
By order of the Board of Directors,
James P. Haynie, CFA Chief Executive Officer	D. Cotton Swindell, CFA President
July 16, 2026

Portfolio Highlights

June 30, 2026
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
NVIDIA Corporation	$251,112,950	7.6%
Apple Inc.	219,971,472	6.7
Alphabet Inc. Class A	191,371,635	5.8
Microsoft Corporation	150,886,590	4.6
Amazon.com, Inc.	126,177,196	3.8
Broadcom Inc.	94,437,500	2.9
Lam Research Corporation	86,362,669	2.6
Advanced Micro Devices, Inc.	74,356,480	2.3
JPMorgan Chase & Co.	67,057,806	2.0
Adams Natural Resources Fund, Inc.*	66,087,758	2.0
	$1,327,822,056	40.3%

*
Non-controlled affiliated closed-end fund

Sector Weightings as a Percent of Net Assets

40%
35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2026
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,476,554,651)	$3,207,225,872
Non-controlled affiliate (cost $45,052,898)	66,087,758
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $23,335,514)	23,333,339	$3,297,112,969
Cash		278,906
Dividends receivable		1,262,690
Net unrealized gain on open total return swap agreements		149,802
Prepaid expenses and other assets		5,874,656
Total Assets		3,304,679,023

Liabilities
Investment securities purchased		6,474,018
Due to officers and directors (note 8)		2,151,887
Accrued expenses and other liabilities		5,971,030
Total Liabilities		14,596,935
Net Assets		$3,290,082,088

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 124,927,128 shares (includes 10,778 deferred stock units) (note 7)		$124,927
Additional capital surplus		1,507,075,206
Total distributable earnings (loss)		1,782,881,955
Net Assets Applicable to Common Stock		$3,290,082,088
Net Asset Value Per Share of Common Stock		$26.34

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2026
(unaudited)
Investment Income
Income:
Dividends (includes $2,624,007 from affiliates)	$18,540,425
Other income	396,179
Total Income	18,936,604
Expenses:
Investment research compensation and benefits	3,661,905
Administration and operations compensation and benefits	1,724,577
Occupancy and other office expenses	403,292
Investment data services	422,252
Directors’ compensation	201,375
Shareholder reports and communications	207,791
Transfer agent, custody, and listing fees	209,372
Accounting, recordkeeping, and other professional fees	222,980
Insurance	134,612
Audit and tax services	89,866
Legal services	27,968
Total Expenses	7,305,990
Net Investment Income	11,630,614

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	132,747,235
Net realized gain (loss) on total return swap agreements	61,641
Change in unrealized appreciation on investments (includes $7,533,615 from affiliates)	175,568,783
Change in unrealized appreciation on total return swap agreements	670,069
Net Gain (Loss)	309,047,728
Change in Net Assets from Operations	$320,678,342
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2026	Year Ended December 31, 2025
From Operations:
Net investment income	$11,630,614	$19,164,597
Net realized gain (loss)	132,808,876	169,901,569
Change in unrealized appreciation	176,238,852	291,582,610
Change in Net Assets from Operations	320,678,342	480,648,776

Distributions to Shareholders from:
Total distributable earnings	(116,997,345)	(221,014,973)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	57,758,535	106,485,201
Total Change in Net Assets	261,439,532	366,119,004

Net Assets:
Beginning of period	3,028,642,556	2,662,523,552
End of period	$3,290,082,088	$3,028,642,556
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those including companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,673,453 shares of PEO, a non-diversified, closed-end investment company, representing 9.5% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. The Fund reports distributions from PEO as dividend income and are subject to reclassification at the end of the year to reflect the actual tax character. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2026, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.

Notes to Financial Statements (continued)

Distributions — Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a Managed Distribution Policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value per year. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio and are initially recorded as a distribution from total distributable earnings and reclassified to distributions from income and capital gains at the end of the tax year, based on the Fund’s total taxable income and realized capital gains for the full year. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2026, shared expenses totaled $9,502,339, of which $2,195,496 and $853 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2026.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from research analysts. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Segment Reporting — The Fund’s primary business is to invest assets to generate returns from investment income and capital appreciation and is operated as a single segment in carrying out its investment objectives. The Fund’s management committee, comprised of the Fund’s chief executive officer, chief financial officer, and general counsel, serves as the chief operating decision maker in determining key operating decisions that include capital allocation and expense structure for the Fund and executing significant contracts on behalf of the Fund. All significant expense categories are presented on the Statement of Operations and are used for budgeting purposes. The management committee uses change in net assets from operations, as presented on the

Notes to Financial Statements (continued)

Statement of Operations, and total investment return based on net asset value and ratio of expenses to average net assets, as presented on the Financial Highlights, to assess fund performance and allocate resources.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.

Notes to Financial Statements (continued)

At June 30, 2026, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$3,273,313,630	$—	$—	$3,273,313,630
Other investments	—	—	466,000	466,000
Short-term investments	23,333,339	—	—	23,333,339
Total investments	$3,296,646,969	$—	$466,000	$3,297,112,969
Total return swap agreements*	$—	$149,802	$—	$149,802
* Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2025				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2026				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2026, the identified cost of securities for federal income tax purposes was $1,545,493,066 and net unrealized appreciation aggregated $1,751,619,903, consisting of gross unrealized appreciation of $1,789,526,473 and gross unrealized depreciation of $37,906,570.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2026 were $1,048,821,985 and $1,093,283,848, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock

Notes to Financial Statements (continued)

and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2026, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $5,902,999 and $(5,890,322), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2026, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
The Fund pays distributions four times a year under the MDP in newly issued shares of its Common Stock, unless a shareholder elects to receive cash. Shares are issued at the lower of the net asset value per share or the closing market price on the date of valuation. Additionally, the Fund issues shares as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject

Notes to Financial Statements (continued)

to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2026 and 2025 were as follows:
	Shares		Amount
	Six months ended June 30, 2026	Year ended December 31, 2025	Six months ended June 30, 2026	Year ended December 31, 2025
Shares issued in payment of distributions (at a weighted average discount from net asset value of 2.7% and 4.8%, respectively)	2,392,009	4,949,143	$57,758,535	$106,485,201
Net change	2,392,009	4,949,143	$57,758,535	$106,485,201
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2026, the Fund recorded matching contributions of  $362,232 and a liability, representing the 2026 discretionary contribution, of  $172,786.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2026.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the six months ended June 30, 2026 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2025	11,231	$14.29
Reinvested dividend equivalents	930	23.08
Issued	(1,383)	17.32
Balance at June 30, 2026	10,778	$14.69
At June 30, 2026, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2026 was $31,214.

Notes to Financial Statements (continued)

8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2026 to officers and directors amounted to $5,453,881, of which $201,375 was paid to non-employee directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2026, $2,151,887 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2026, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2033. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2026, the Fund recognized rental expense of  $206,286.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2026	June 30, 2025	Year Ended December 31,
			2025	2024	2023	2022	2021
Per Share Operating Performance
Net asset value, beginning of period	$24.72	$22.64	$22.64	$20.56	$17.38	$22.50	$20.06
Net investment income	0.09	0.09	0.15	0.16	0.17	0.19	0.17
Net realized gain (loss) and change in unrealized appreciation	2.49	1.57	3.83	4.46	4.40	(4.18)	5.42
Total from operations	2.58	1.66	3.98	4.62	4.57	(3.99)	5.59
Less distributions from:
Net investment income			(0.16)	(0.17)	(0.15)	(0.18)	(0.20)
Net realized gain			(1.69)	(2.33)	(1.15)	(0.89)	(2.78)
Total distributions	(0.95) (a)	(0.93) (a)	(1.85)	(2.50)	(1.30)	(1.07)	(2.98)
Capital share repurchases (note 5)	—	—	—	0.05	—	—	—
Reinvestment of distributions (note 5)	(0.01)	(0.02)	(0.05)	(0.09)	(0.09)	(0.06)	(0.17)
Total capital share transactions	(0.01)	(0.02)	(0.05)	(0.04)	(0.09)	(0.06)	(0.17)
Net asset value, end of period	$26.34	$23.35	$24.72	$22.64	$20.56	$17.38	$22.50
Market price, end of period	$25.55	$21.71	$23.32	$20.20	$17.71	$14.54	$19.41

Total Investment Return (b)
Based on market price	13.9%	12.4%	25.7%	28.1%	31.2%	-19.8%	29.9%
Based on net asset value	10.8%	7.8%	18.9%	23.6%	27.5%	-17.3%	29.8%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$3,290	$2,805	$3,029	$2,663	$2,550	$2,101	$2,653
Ratio of expenses to average net assets	0.47%	0.52%	0.49%	0.56%	0.61%	0.54%	0.56%
Ratio of net investment income to average net assets	0.76%	0.80%	0.68%	0.70%	0.90%	0.98%	0.77%
Portfolio turnover	68.1%	59.0%	55.6%	61.4%	63.6%	67.7%	64.4%
Number of shares outstanding at end of period (in 000’s)	124,927	120,125	122,535	117,586	124,052	120,900	117,872

(a)
The character of distributions is determined at the end of the year based on the Fund’s investment performance for the full calendar year.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date.

(c)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2026
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Communication Services — 9.6%
Alphabet Inc. Class A	535,500	$191,371,635
Meta Platforms, Inc. Class A	110,500	62,243,545
Netflix, Inc. (b)	210,520	15,031,128
State Street Communication Services Select Sector SPDR ETF	67,100	7,188,423
Take-Two Interactive Software, Inc. (b)	53,200	13,298,936
TKO Group Holdings, Inc. Class A	88,500	17,815,935
T-Mobile US, Inc.	53,000	8,889,690
		315,839,292
Consumer Discretionary — 9.2%
Airbnb, Inc. Class A (b)	155,000	22,180,500
Amazon.com, Inc. (b)	529,400	126,177,196
Deckers Outdoor Corporation (b)	159,400	15,826,826
Home Depot, Inc.	71,900	25,357,692
McDonald’s Corporation	74,400	20,111,064
Starbucks Corporation	158,000	16,146,020
Tesla, Inc. (b)	127,200	53,500,320
Uber Technologies, Inc. (b)	306,000	22,080,960
		301,380,578
Consumer Staples — 4.4%
Coca-Cola Company	144,000	11,702,880
Costco Wholesale Corporation	13,700	12,815,939
Dollar General Corporation	133,100	15,321,141
PepsiCo, Inc.	108,576	14,701,190
Philip Morris International Inc.	196,235	35,500,874
Procter & Gamble Company	70,249	10,301,313
State Street Consumer Staples Select Sector SPDR ETF	116,000	9,636,120
Walmart Inc.	299,043	33,869,610
		143,849,067
Energy — 3.4%
Adams Natural Resources Fund, Inc. (c)(g)	2,673,453	66,087,758
Chevron Corporation	33,427	5,540,860
ConocoPhillips	164,100	17,059,836
Halliburton Company	303,500	10,303,825
Targa Resources Corp.	48,600	13,031,604
		112,023,883

Schedule of Investments (continued)

June 30, 2026
(unaudited)
	Shares	Value (a)
Financials — 11.9%
Bank of America Corp.	932,768	$53,149,121
Berkshire Hathaway Inc. Class B (b)	83,843	41,954,199
BlackRock, Inc.	16,300	15,673,428
Everest Group, Ltd.	46,800	16,718,364
Goldman Sachs Group, Inc.	36,500	36,915,005
Hartford Insurance Group, Inc.	150,500	19,944,260
JPMorgan Chase & Co.	204,863	67,057,806
M&T Bank Corporation	119,900	28,537,399
Mastercard Incorporated Class A	35,062	18,007,843
MSCI Inc. Class A	34,600	19,377,384
Principal Financial Group, Inc.	209,100	22,536,798
State Street Financial Select Sector SPDR ETF	237,000	12,705,570
Visa Inc. Class A	113,261	38,858,717
		391,435,894
Health Care — 9.1%
AbbVie, Inc.	172,800	43,483,392
Biogen Inc. (b)	100,300	21,670,818
Centene Corporation (b)	226,500	14,539,035
CVS Health Corporation	200,700	20,762,415
DexCom, Inc. (b)	145,000	9,765,750
Eli Lilly and Company	50,768	60,892,662
Johnson & Johnson	102,800	26,108,116
Medtronic plc	192,900	15,090,567
Merck & Co., Inc.	270,300	34,733,550
UnitedHealth Group Incorporated	71,500	29,717,545
Vertex Pharmaceuticals Incorporated (b)	47,300	23,495,329
		300,259,179
Industrials — 8.7%
Boeing Company (b)	37,700	8,160,919
Carrier Global Corporation	257,700	18,902,295
Caterpillar Inc.	32,000	34,076,800
CSX Corporation	477,000	22,671,810
EMCOR Group, Inc.	21,800	18,091,384
FedEx Corporation	48,100	15,061,553
FedEx Freight Holding Company, Inc. (b)	82,950	12,525,450
GE Vernova Inc.	34,400	40,415,184
Howmet Aerospace Inc.	83,400	22,422,924
IDEX Corporation	100,000	22,695,000
Johnson Controls International plc	137,300	20,060,903
L3Harris Technologies, Inc.	63,400	18,423,406
Republic Services, Inc.	68,500	14,595,980
Vertiv Holdings Co. Class A	51,800	17,343,676
		285,447,284

Schedule of Investments (continued)

June 30, 2026
(unaudited)
	Shares	Value (a)
Information Technology — 37.7%
Advanced Micro Devices, Inc. (b)	128,000	$74,356,480
Amphenol Corporation Class A	90,400	15,939,328
Analog Devices, Inc.	79,000	31,376,430
Apple Inc.	760,200	219,971,472
Arista Networks, Inc. (b)	135,464	23,012,624
Broadcom Inc.	250,000	94,437,500
Cisco Systems, Inc.	353,800	41,557,348
Corning Incorporated	36,300	9,272,109
Intel Corporation (b)	145,900	20,372,017
International Business Machines Corporation	61,900	17,406,899
Lam Research Corporation	199,300	86,362,669
Lumentum Holdings, Inc. (b)	5,700	4,890,942
Micron Technology, Inc.	49,800	57,483,642
Microsoft Corporation	404,500	150,886,590
NVIDIA Corporation	1,255,000	251,112,950
Oracle Corporation	74,700	10,947,285
Palantir Technologies Inc. Class A (b)	118,700	13,848,729
Palo Alto Networks, Inc. (b)	110,000	37,512,200
Salesforce, Inc.	65,700	10,292,562
SanDisk Corporation (b)	9,900	22,509,927
Snowflake, Inc. (b)	38,300	9,747,350
State Street Technology Select Sector SPDR ETF	60,600	11,545,512
Twilio, Inc. Class A (b)	36,600	7,551,678
Western Digital Corporation	27,800	17,756,416
		1,240,150,659
Materials — 1.6%
Ecolab Inc.	33,300	9,277,713
Freeport-McMoRan, Inc.	275,500	17,326,195
Nucor Corporation	70,400	15,681,600
State Street Materials Select Sector SPDR ETF	217,300	11,045,359
		53,330,867
Real Estate — 1.8%
Iron Mountain, Inc.	102,900	12,997,299
iShares U.S. Real Estate ETF	62,900	6,431,525
Prologis, Inc.	158,300	21,444,901
Simon Property Group, Inc.	83,900	18,764,235
		59,637,960

Schedule of Investments (continued)

June 30, 2026
(unaudited)
	Shares	Value (a)
Utilities — 2.1%
Ameren Corporation	146,200	$16,526,448
Constellation Energy Corporation	21,400	5,315,118
Entergy Corporation	194,600	22,351,756
NextEra Energy, Inc.	259,400	22,767,538
Vistra Corp.	18,900	2,998,107
		69,958,967
Total Common Stocks
(Cost $1,521,607,549)		3,273,313,630
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(g)
(Cost $150,000)		466,000
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 3.69% (e)	17,799,014	17,797,234
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.51% (e)	5,536,105	5,536,105
Total Short-Term Investments
(Cost $23,335,514)		23,333,339
Total — 100.2%
(Cost $1,545,093,063)		3,297,112,969
Other Assets Less Liabilities — (0.2)%		(7,030,881)
Net Assets — 100.0%		$3,290,082,088

Schedule of Investments (continued)

June 30, 2026
(unaudited)
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Thermo Fisher Scientific Inc. (35,200 shares)	7/20/2027	$16,419,934	$1,210,778	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	State Street Health Care Select Sector SPDR ETF (109,800 shares)	7/20/2027	(16,418,888)	—	(1,060,976)
Gross unrealized gain (loss) on open total return swap agreements					$1,210,778	$(1,060,976)
Net unrealized gain on open total return swap agreements (f)					$149,802

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

(g)
During the six months ended June 30, 2026, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)*	2,673,453	—	2,624,007	7,533,615	66,087,758
Total		$—	$2,624,007	$7,533,615	$66,553,758

*
The Fund elected to receive 100,769 shares (cost basis $2,623,985) in lieu of cash for distributions received in 2026. Cost basis at end of period was $45,052,898.

The accompanying notes are an integral part of the financial statements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2026
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Caterpillar Inc.	$29,639,479	1.0%
Airbnb, Inc. Class A	21,631,397	0.7
CSX Corporation	21,205,894	0.7
Vertex Pharmaceuticals Incorporated	21,074,950	0.7
MSCI Inc. Class A	20,904,477	0.6
IDEX Corporation	20,636,000	0.7
Howmet Aerospace Inc.	20,577,716	0.7
Hartford Insurance Group, Inc.	20,381,162	0.6
ConocoPhillips	19,344,764	0.5
Principal Financial Group, Inc.	18,595,179	0.7
Micron Technology, Inc.	16,778,457	1.7
Deckers Outdoor Corporation	16,682,208	0.5
Ameren Corporation	16,571,887	0.5
Carrier Global Corporation	16,476,823	0.6

Reductions
GE Aerospace	43,544,803	—
Capital One Financial Corporation	30,064,178	—
Booking Holdings Inc.	29,151,965	—
Lincoln Electric Holdings, Inc.	25,830,759	—
Chevron Corporation	25,703,041	0.2
Cencora, Inc.	25,598,329	—
Parker-Hannifin Corporation	24,856,329	—
Gilead Sciences, Inc.	22,209,317	—
O’Reilly Automotive, Inc.	19,823,819	—
Duke Energy Corporation	19,790,775	—
Charles Schwab Corp.	19,609,573	—
American International Group, Inc.	18,945,310	—
Rockwell Automation, Inc.	18,259,904	—
Baker Hughes Company	17,665,410	—
Moody’s Corporation	17,652,298	—
The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest net additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2016	$1,513,498	99,437	$15.22	$12.71	$.18	$.81	$—	$.99	7.8%
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
2023	2,550,393	124,052	20.56	17.71	.15	1.15	—	1.30	8.1
2024	2,662,524	117,586	22.64	20.20	.17	2.33	—	2.50	10.9
2025	3,028,643	122,535	24.72	23.32	.16	1.69	—	1.85	8.1
June 30, 2026	3,290,082	124,927	26.34	25.55	—	—	—	.95**	—

*
Beginning in 2024, the annual distribution rate is calculated as the total dividends and distributions per share for the year divided by the average of the Fund’s net asset value per share for the four quarter-end periods ending September 30, in accordance with the Managed Distribution Policy adopted in May 2024. Prior to that, the calculation was based on the Fund’s average month-end stock price for the twelve months ended October 31, in accordance with the annual 6% minimum distribution rate commitment then in effect.

**
The character of distributions will be determined at the end of the year based on the Fund’s investment performance for the full calendar year.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 16, 2026. On the proposal to elect two Class II directors to serve until the annual meeting of stockholders in 2029 and until their successors are duly elected and qualify, the following votes were cast:
	Votes For	Votes Withheld
Kenneth J. Dale	81,200,569	8,784,183
Mary Chris Jammet	81,145,844	8,838,907
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2026 was approved with 86,684,107 votes for, 2,294,423 votes against, and 1,006,222 shares abstaining.

Other Information

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, registered shareholders with the Fund’s transfer agent, Computershare, should call 877-260-8188, or log in to their account to update e-delivery preferences.
Shareholders using brokerage accounts should contact their broker.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2026 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Diversified Equity Fund, Inc.

Board of Directors
Steven G. Chambers (2) (3) (4)	James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(877) 260-8188
Website: www.computershare.com/us
Email: info@computershare.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Item not applicable to semi-annual report.

(b)	(a)(1)	On July 16, 2026, Gregory W. Buckley was elected Executive Vice President and joined the portfolio management team of James P. Haynie, Chief Executive Officer and Senior Portfolio Manager, and D. Cotton Swindell, President and Portfolio Manager. Prior to that, he served as Vice President- Research since April 16, 2019, and a senior equity analyst since September 9, 2013. Mr. Haynie is the lead member of the portfolio management team. Messrs. Haynie, Swindell, and Buckley receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

	(a)(2)	As of July 16, 2026, Mr. Buckley also serves on the portfolio management team as President since April 17, 2025 and Executive Vice President since April 20, 2023 for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $769,147,614 as of June 30, 2026. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

	(a)(3)	As of July 16, 2026, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised of independent director members of the Board of Directors ("Committee"). The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from PEO is the same as that for the registrant with the exception that the portfolio manager incentive compensation is based on a comparison with the performance of a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

	(a)(4)	Using a valuation date of July 16, 2026, Mr. Buckley beneficially owned equity securities in the registrant valued in the range of $500,001-$1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/26-1/31/26	0	$--	0	4,828,818
2/1/26-2/28/26	0	--	0	4,828,818
3/1/26-3/31/26	0	--	0	4,828,818
4/1/26-4/30/26	0	--	0	4,828,818
5/1/26-5/31/26	0	--	0	4,828,818
6/1/26-6/30/26	0	--	0	4,828,818
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the registrant announced an enhanced discount management and liquidity program whereby the registrant will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the registrant will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Not applicable.

	(3)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(4)	Not applicable.

	(5)	Not applicable.

(b) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	July 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	July 29, 2026

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	July 29, 2026